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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): September 27, 2005
                               ------------------


                           Camco FINANCIAL CORPORATION
                         ------------------------------
             (Exact name of registrant as specified in its charter)


           DELAWARE                    0-25196                  51-0110823
         ------------                -----------               ------------
(State or other jurisdiction    (Commission File No.)    (IRS Employer I.D. No.)
      of incorporation)

                    6901 Glenn Highway, Cambridge, Ohio 43725
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               (Address of principal executive offices) (Zip Code)


Registrant's telephone number, including area code:         (740) 435-2020
                                                    --------------------------


                                 Not Applicable
                              -------------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act
     (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
     (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.02. Departure of Directors or Principal Officers; Election of
           Directors; Appointment of Principal Officers.


     (d) On September 27, 2005, the Board of Directors of Camco Financial Corporation ("Camco") increased the number of directors from ten to eleven and elected J. Timothy Young for a term expiring in 2007 to fill the vacancy created by the increase. Mr. Young has not been appointed to a committee of the Board of Directors.

     A copy of the press release issued by Camco to announce the election of the new director is attached hereto as Exhibit 99.1.

SECTION 8 - OTHER EVENTS

Item 8.01. Other Events.


     On September 27, 2005, Camco issued a press release announcing a dividend on its common stock. The press release is attached hereto as Exhibit 99.2.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Financial Statements and Exhibits.

         (a)      Financial statements of business acquired.

                  Not applicable.

         (b)      Pro forma financial information.

                  Not applicable.

         (c)      Exhibits.


                  Exhibit No.                   Description
                  -----------                   -----------
                     99.1           Press Release regarding new director

                     99.2           Press Release regarding dividend



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                                   SIGNATURES


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                           CAMCO FINANCIAL CORPORATION



                                       By: /s/ Richard C. Baylor
                                           -----------------------------------
                                           Richard C. Baylor
                                           President and Chief Executive Officer


Date:  September 27, 2005


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